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                                                                EXHIBIT 10.1.(B)



                                 PROMISSORY NOTE
$110,000
                                                                    June 8, 1995
                                                        West Palm Beach, Florida

        FOR VALUE RECEIVED, the undersigned promises to pay to WILMA COX, or order, on demand, the principal sum of ONE HUNDRED TEN THOUSAND DOLLARS ($110,000.00), with interest from date at the rate of ten per cent (10%) per annum on the balance from time to time remaining unpaid. The said principal and interest shall be payable in lawful money of the United States of America at 10138 Lexington Estates Boulevard, Boca Raton, FL 33486, or such place as may hereafter be designated by written notice from the holder to the maker hereof.

        The maker hereby waives presentment, protest, notice, notice of protest and notice of dishonor and agrees to pay all costs, including a reasonable attorney's fee, whether suit be brought or not, if, after maturity of this Note or default hereunder, or under said Mortgage, counsel shall be employed to collect this Note.


ATTEST:                                 MEDIFORCE, INC.,
                                        a Florida corporation,


____________________________________
Wilma Cox, Secretary                    By:_________________________________
                                           Michael Cox, Vice President